              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the Securities and
              Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6 (e) (2) )
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14

     Morgan Stanley Quality Municipal Securities
     Morgan Stanley California Quality Municipal Securities

     ---------------------------------------------------------
     (Name of Registrant as Specified in its Charter)

                                  Debra Rubano
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4) Proposed maximum aggregate value of transaction:

5) Fee previously paid:

[    ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                   MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
             MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                           TO BE HELD OCTOBER 26, 2005

     Special Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY QUALITY
MUNICIPAL SECURITIES and MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES
(individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the Auditorium, 3rd Floor, 1221 Avenue of the Americas,
New York, New York 10020, on October 26, 2005 at 9:30 a.m. New York City time, for the following purposes:

         1. For each Trust, to approve or disapprove a modification to each
     Trust's investment policies to enable each Trust to invest at least 80% of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody's Investors
     Services, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or
     another nationally recognized statistical rating organization ("NRSRO") or, if not rated, are determined by the Investment Adviser to be of comparable quality.

         2. For each Trust, to approve or disapprove a modification each Trust's investment policies to enable each Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal
     Obligations rated below investment grade by Moody's, S&P or another NRSRO or, if not rated, are determined by the Investment Adviser to be of comparable quality.

         3. For each Trust, to approve or disapprove a modification to the investment policies of each Trust designating each Trust's investment policies as non-fundamental policies of the Trust.

         4. To transact such other business as may properly come before the
     Meetings or any adjournments thereof.

     Shareholders of record of each Trust as of the close of business on August
29, 2005 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

                                 MARY E. MULLIN
                                   Secretary
September 20, 2005
New York, New York

--------------------------------------------------------------------------------

                                    IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO
 ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO
 BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN
 ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETINGS. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN
 SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR
 ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR
 PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

--------------------------------------------------------------------------------

                   MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
             MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES

              1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                              --------------------
                              JOINT PROXY STATEMENT
                              --------------------

                        SPECIAL MEETINGS OF SHAREHOLDERS

                                OCTOBER 26, 2005

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN
STANLEY QUALITY MUNICIPAL SECURITIES ("IQM") and MORGAN STANLEY CALIFORNIA
QUALITY MUNICIPAL SECURITIES ("IQC") (individually, a "Trust" and, collectively, the "Trusts") for use at the Special Meetings of Shareholders of
the Trusts to be held jointly on October 26, 2005 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about September 22, 2005.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.
Unmarked proxies submitted by shareholders of a Trust ("Shareholders") will be voted in favor of Proposals 1, 2 and 3, with respect to that Trust, set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings.
Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Trust as of the close of business on August
29, 2005, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to beneficially own more than 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each
Trust changes from time to time depending on purchases and sales by
Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred
Shares outstanding for each Trust as of the Record Date:

                                       NUMBER OF COMMON      NUMBER OF PREFERRED
                                      SHARES OUTSTANDING     SHARES OUTSTANDING
                                             AS OF                  AS OF
                                        AUGUST 29, 2005        AUGUST 29, 2005
NAME OF TRUST                            (RECORD DATE)          (RECORD DATE)
---------------                      --------------------   --------------------
IQM ............................          14,492,904                1,940
IQC ............................           9,193,240                1,100

     The cost of soliciting proxies for the Meeting for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective
Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers

and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan
Stanley Investment Advisors" or the "Investment Adviser"), Morgan Stanley Trust
("Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley
Services" or the "Administrator") and/or Morgan Stanley DW Inc. ("Morgan
Stanley DW"), without special compensation therefor. In addition, each Trust may employ Computershare Fund Services, Inc. ("Computershare") to make telephone calls to Shareholders to remind them to vote. The Trusts may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, each Trust would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number  listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

     In certain instances, the Transfer Agent, Computershare may call
Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate
Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law.
Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail.
A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a
Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by
Computershare, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by
Computershare, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by each respective Trust.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Trust and, because Shareholders may own Shares of more than one Trust, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Trust are entitled to one vote each at the respective Trust's Meeting. To the extent information relating to common ownership is available to the Trusts, a Shareholder that owns record shares in both Trusts will receive a package containing a Joint Proxy Statement and proxy cards for the Trusts in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Trusts, a
Shareholder that beneficially owns shares in both Trusts may receive two packages each containing a Joint Proxy Statement and a proxy card for each
Trust in which such Shareholder is a beneficial owner. If the proposed changes to the investment policies are approved by Shareholders of one Trust and disapproved by Shareholders of the other Trust, the proposals will be implemented for the Trust that approved the proposal and will not be implemented for the Trust that did not approve the proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed proxy card or vote by touchtone telephone or Internet as indicated in each Trust's proxy card.

     Only one copy of this Joint Proxy Statement will be delivered to multiple
Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (800) 869-NEWS (toll-free).

    (1) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES
        OF MORGAN STANLEY QUALITY MUNICIPAL SECURITIES AND MORGAN STANLEY
         CALIFORNIA QUALITY MUNICIPAL SECURITIES RESPECTING INVESTMENTS
                     OF AT LEAST 80% OF EACH TRUST'S ASSETS

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the
Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to modify its respective investment policies to permit each Trust to invest at least 80% of its total assets in
Municipal Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody's Investors Services, Inc. ("Moody's"),
Standard & Poor's Ratings Group ("S&P") or another nationally recognized statistical rating organization ("NRSRO") or, if not rated, are determined by the Investment Adviser to be of comparable quality. Currently, each Trust is required to invest at least 80% of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the three highest investment grades by Moody's or S&P. Investments in Municipal Bonds rated lower than the three highest investment grades are not permissible. The Investment Adviser believes that the proposed modification will increase its flexibility in the management of the Trusts' portfolios which may enable it to increase the yield of the Trusts' shares without unduly increasing risks, although it should be noted that certain of these securities have speculative characteristics. A list of ratings definitions is attached to this Joint Proxy Statement as Appendix A.
In its view, the current higher grade structure of the Trusts and the Trusts'
inability to invest in the fourth highest ratings category as compared with competitor funds have placed the Trusts at a competitive disadvantage during certain market conditions. In particular, to the extent that competitor funds have the flexibility to invest a larger portion of their assets in securities rated in the fourth highest ratings category, the Trusts' inability to invest in such securities has affected their relative performance during periods when securities in this ratings category outperform the higher rated securities.
This proposal is intended to allow the Investment Adviser to more effectively compete in varying market environments and thereby may benefit shareholders through the potential for enhanced returns.

     The Board of Trustees of each Trust evaluated the potential benefits associated with investment in Municipal Bonds rated within the fourth highest ratings category and concluded that the proposal is in the best interest of shareholders.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION TO EACH TRUST'S
INVESTMENT POLICIES.

    (2) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES
        OF MORGAN STANLEY QUALITY MUNICIPAL SECURITIES AND MORGAN STANLEY
         CALIFORNIA QUALITY MUNICIPAL SECURITIES RESPECTING INVESTMENTS
                       OF UP TO 20% OF EACH TRUST'S ASSETS

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under the 1940 Act, a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b)
more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to modify its respective investment policies to permit each Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by Moody's, S&P or another NRSRO or, if not rated, are determined by the Investment Adviser to be of comparable quality. Currently, each Trust is permitted to invest up to 20% of its assets in temporary investments that are short-term, high quality taxable or tax-exempt securities or in options and futures. The temporary investments in which the Trusts may currently invest include certificates of deposit, U.S. government securities or debt securities rated within the two highest grades by Moody's or S&P or deemed to be of comparable quality. The proposed modification, therefore, would eliminate the requirement that any investments subject to the 20% limitation be short-term, temporary investments and would expand the universe of permissible investments. The ability to invest in options and futures will remain unchanged. The Investment Adviser believes that the proposed modification will increase its flexibility in the management of the Trusts' portfolios, which may enable it to increase the yield of the Trusts' shares without unduly increasing risks, although it should be noted that certain of these securities have speculative characteristics. A list of ratings definitions is attached to this
Joint Proxy Statement as Appendix A. In its view, the current limitations on investments described above have placed the Trusts at a competitive disadvantage. In particular, to the extent that competitor funds have the flexibility to invest a portion of their assets in a wider variety of investments, the Trusts' inability to invest in such securities has affected their relative performance during various market conditions such as when lower rated securities or longer term investments outperform higher rated or shorter term securities. This proposal is intended to allow the Investment Adviser to more effectively compete in varying market environments and thereby may benefit shareholders through the potential for enhanced returns.

     The Board of Trustees of each Trust evaluated the potential benefits of the proposed expansion in the universe of permissible investments of the Trusts and concluded that the proposal is in the best interest of shareholders.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION TO EACH TRUST'S
INVESTMENT POLICIES.

    (3) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES
        OF MORGAN STANLEY QUALITY MUNICIPAL SECURITIES AND MORGAN STANLEY
                     CALIFORNIA QUALITY MUNICIPAL SECURITIES

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under the 1940 Act, a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the
Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of
(a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to designate each Trust's investment policies as non-fundamental policies of that Trust. This will allow the
Investment Adviser to modify the investment policies of each Trust, subject to the approval of the Board of Trustees, without incurring the delay and expense associated with seeking a shareholder vote each time a change to the policies is deemed necessary. The investment objective of each Trust will remain a fundamental policy and any change to the investment objective will remain subject to a shareholder vote. A copy of each Trust's fundamental investment policies as stated in each Trust's original prospectus, is attached to this
Joint Proxy Statement as Appendix B. A vote to approve such modification would deem these investment policies non-fundamental.

     The Board of Trustees of each Trust believes that the elimination of the need to obtain a shareholder vote to approve a change in investment policies will facilitate the ability of the Investment Adviser to respond promptly to evolving markets and changes in market conditions and avoid the expense associated with soliciting a shareholder vote.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION.

THE INVESTMENT ADVISER

     Morgan Stanley Investment Advisors Inc. serves as each Trust's investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment
Advisors maintains its offices at 1221 Avenue of the Americas, New York, New
York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officers of Morgan Stanley Investment Advisors are
Owen D. Thomas, President and Chief Executive Officer, Ronald E. Robison,
Managing Director, Chief Administrative Officer and Director, and Barry Fink,
Managing Director, Secretary and Director. Mr. Thomas is currently a Managing
Director of Morgan Stanley. The principal occupations of Messrs. Merin, Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officers and other Directors is 1221 Avenue of the
Americas, New York, New York 10020.

     Morgan Stanley Services Company Inc. (the "Administrator"), a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Trust pursuant to an administration agreement. The Investment Adviser and the
Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the Investment Adviser set forth above.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the
Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the
Meeting. Abstentions and broker "non-voters" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at a future meeting of Shareholders of each Trust must be received at a reasonable time prior to the mailing of the proxy materials to be sent in connection with that Meeting in order to be included in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL
YEAR END AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT,
HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON
REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER,
PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS)
(TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW,
Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this
Joint Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this
Joint Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by
Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote all shares that they are entitled to vote on or any such matter utilizing such proxy in accordance with their best judgment on such matters.

                                         By Order of the Board of Trustees

                                                   MARY E. MULLIN
                                                     Secretary

                                        7

                                                                     APPENDIX A

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         LONG-TERM OBLIGATIONS RATING

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.
They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa   Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A     Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa   Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba    Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B     Obligations rated B are considered speculative and are subject to high credit risk.

Caa   Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C     Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                              SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1   Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      A-1

P-3   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATING GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
("STANDARD & POOR'S")

                        ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program
(including ratings on medium term note programs and commercial paper programs).
It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.
Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper.
Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                        LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     o   Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o   Nature of and provisions of the obligation;

     o   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

                                      A-2

AAA   An obligation rated "AAA" has the highest rating assigned by Standard &
      Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA    An obligation rated "AA" differs from the highest-rate issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A     An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB   An obligation rated "BBB" exhibits adequate protection parameters.
      However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB    An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

B     An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC   An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated "CC" is currently highly vulnerable to nonpayment.

C     A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D     An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The
      "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard &
      Poor's does not rate a particular obligation as a matter of policy.

                                      A-3

                        SHORT-TERM ISSUE CREDIT RATINGS

A-1   A short-term obligation rated "A-1" is rated in the highest category by
      Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2   A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3   A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B     A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C     A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D     A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard
      & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

                    INTERNATIONAL LONG-TERM CREDIT RATINGS

     International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

     International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

INVESTMENT GRADE

AAA   Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                      A-4

A       High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB      Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B       Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,    High default risk. Default is a real possibility. Capacity for meeting
CC, C   financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,    Default. The ratings of obligations in this category are based on their
DD, D   prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of
        50%-90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

     Notes:

     "+" or "--" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                      A-5

     A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

                     INTERNATIONAL SHORT-TERM CREDIT RATINGS

     International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1    Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2    Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3    Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D     Default. Denotes actual or imminent payment default.

     Notes:

     "+" may be appended to an "F1" rating class to denote relative status within the category.

     "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                      A-6

                                                                     APPENDIX B

CURRENT INVESTMENT POLICIES -- MORGAN STANLEY QUALITY MUNICIPAL SECURITIES

     The Trust will invest at least 80% of its total assets in Municipal
Obligations, except during temporary defensive periods. The remaining portion of the Trust's total assets may be invested in "temporary investments" and in options and futures, all as described below. Under normal circumstances, the
Trust expects that substantially greater than 80% of its total assets will be invested in Municipal Obligations. "Municipal Obligations" consist of Municipal
Bonds, Municipal Notes and Municipal Commercial Paper, including such obligations purchased on a when-issued or delayed delivery basis. Certain
Municipal Bonds in which the Trust may invest without limit may subject certain investors to the alternative minimum tax and, therefore, a substantial portion of the income produced by the Trust may be taxable for such investors under the alternative minimum tax. The Trust, therefore, may not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Trust for these investors will depend upon a comparison of the after-tax yield likely to be provided from the Trust to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each such investor's tax position.

     Except during temporary defensive periods, the Trust will invest at least
80% of its total assets in: (a) Municipal Bonds which are rated at the time of purchase within the three highest grades by Moody's (Aaa, Aa, A) or S&P (AAA,
AA, A) or, if not rated, are determined by the Investment Adviser to be of comparable quality; (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's (MIG 1, MIG 2) or S&P (SP-1, SP-2), or, if not rated, whose issuers have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; and (c) Municipal
Commercial Paper which at the time or purchase is rated P-1 or higher by
Moody's or A-1 or higher by S&P. For purposes of the foregoing percentage limitation, any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the federal government shall be considered to have a Moody's rating of Aaa or an S&P rating of AAA. A general description of
Moody's and S&P ratings of Municipal Bonds, Notes and Commercial Paper is set
forth in Appendix A.

     The Trust intends to emphasize investments in Municipal Obligations with long-term maturities because such long-term obligations generally produce a higher yield than short-term obligations although such longer-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter-term obligations. The average weighted maturity of the
Trust's portfolio under normal circumstances is expected to be in excess of 20 years, but the average maturity, as well as the emphasis on longer-term obligations, may vary depending upon market conditions.

     Except during temporary defensive periods, the Trust may not invest more than 20% of its total assets in "temporary investments," the income from which may be subject to federal income taxes. The Trust may invest more than 20% of its total assets in temporary investments for defensive purposes (e.g., investments made during times where temporary imbalances of supply and demand or other temporary dislocations in the Municipal Obligations market adversely affect the price at which Municipal Bonds, Notes and Commercial Paper are available), and in order to keep cash on hand fully invested. Temporary investments are short-term, high quality securities which may be either tax-exempt or taxable. The Trust will invest only in temporary investments which are certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers'
acceptances; time deposits; U.S. Government securities; or debt securities rated within the two highest grades by Moody's or S&P or, if not rated, are of comparable quality as determined by the Investment Adviser, and which mature within one year from the date of purchase. See Appendix A for a general description of Moody's and S&P's ratings of securities in such categories.
Temporary investments of the Trust may also include repurchase agreements.

                                      B-1

     The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the
Trust's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Trust's total assets will not require elimination of any security from the Trust's portfolio. However, any subsequent change in any rating of any security below investment grade will result in the elimination of that security from the Trust's portfolio as soon as practicable without adverse market or tax consequences to the Trust.

CURRENT INVESTMENT POLICIES -- MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL
SECURITIES

     The Trust will invest at least 80% of its total assets in Municipal
Obligations, except during temporary defensive periods. The remaining portion of the Trust's total assets may be invested in "temporary investments" and in options and futures, all as described below. Under normal circumstances, the
Trust will invest at least 65% of its total assets in Municipal Obligations, the interest on which, in the opinion of bond counsel to the issuer is exempt from federal and California income taxes ("California Municipal Obligations").
Normally, the Trust expects that substantially greater than 80% of its total assets will be invested in California Municipal Obligations. Unless otherwise indicated, references herein to Municipal Obligations shall be deemed to include California Municipal Obligations. "Municipal Obligations" consist of
Municipal Bonds, Municipal Notes and Municipal Commercial Paper, including such obligations purchased on a when-issued or delayed delivery basis. Certain
Municipal Bonds in which the Trust may invest without limit may subject certain investors to the alternative minimum tax and, therefore, a substantial portion of the income produced by the Trust may be taxable for such investors under the alternative minimum tax. The Trust, therefore, may not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Trust for these investors will depend upon a comparison of the after-tax yield likely to be provided from the Trust to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each such investor's tax position.

     Except during temporary defensive periods, the Trust will invest at least
80% of its total assets in: (a) Municipal Bonds which are rated at the time of purchase within the three highest grades by Moody's (Aaa, Aa, A) or S&P (AAA,
AA, A) or, if not rated, are determined by the Investment Adviser to be of comparable quality; (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's (MIG 1, MIG 2) or S&P (SP-1, SP-2), or, if not rated, whose issuers have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; and (c) Municipal
Commercial Paper which at the time or purchase is rated P-1 or higher by
Moody's or A-1 or higher by S&P. For purposes of the foregoing percentage limitation, any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the federal government shall be considered to have a Moody's rating of Aaa or an S&P rating of AAA. A general description of
Moody's and S&P ratings of Municipal Bonds, Notes and Commercial Paper is set
forth in Appendix A.

     The Trust intends to emphasize investments in Municipal Obligations with long-term maturities because such long-term obligations generally produce a higher yield than short-term obligations although such longer-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter-term obligations. The average weighted maturity of the
Trust's portfolio under normal circumstances is expected to be in excess of 20 years, but the average maturity, as well as the emphasis on longer-term obligations, may vary depending upon market conditions.

     Except during temporary defensive periods, the Trust may not invest more than 20% of its total assets in "temporary investments," the income from which may be subject to federal income taxes. The Trust

                                      B-2

may invest more than 20% of its total assets in temporary investments for defensive purposes (e.g., investments made during times where temporary imbalances of supply and demand or other temporary dislocations in the
Municipal Obligations market adversely affect the price at which Municipal
Bonds, Notes and Commercial Paper are available), and in order to keep cash on hand fully invested. Temporary investments are short-term, high quality securities which may be either tax-exempt or taxable. The Trust will invest only in temporary investments which are certificates of deposit of U.S.
domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government securities; or debt securities rated within the two highest grades by Moody's or S&P or, if not rated, are of comparable quality as determined by the
Investment Adviser, and which mature within one year from the date of purchase.
See Appendix A for a general description of Moody's and S&P's ratings of securities in such categories. Temporary investments of the Trust may also include repurchase agreements.

     The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the
Trust's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Trust's total assets will not require elimination of any security from the Trust's portfolio. However, any subsequent change in any rating of any security below investment grade will result in the elimination of that security from the Trust's portfolio as soon as practicable without adverse market or tax consequences to the Trust.

                                      B-3

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
CAN HELP MINIMIZE FUND EXPENSES.

IT SAVES TIME!  TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

2. CALL TOLL-FREE 1-866-241-6192 OR GO TO WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

3. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY             MORGAN STANLEY QUALITY MUNICIPAL SECURITIES              PROXY
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:30 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192
====================================================

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

------------------------------------------------------
Signature

------------------------------------------------------
Signature (if held jointly)

------------------------------------------------------
Date                                       15606_QMS_A

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

-----------------------------------------------------

1.       Approval of a modification to the investment policies to enable the              FOR          AGAINST      ABSTAIN
         Trust to invest at least 80% of its total assets in Municipal
         Obligations, including Municipal Bonds which are rated in the four               [ ]           [ ]          [ ]
         highest investment grades by Moody's Investors Services, Inc., Standard
         & Poor's Ratings Group or another nationally recognized statistical              [ ]           [ ]          [ ]
         rating organization or, if not rated, are determined by the Investment
         Adviser to be of comparable quality.                                             [ ]           [ ]          [ ]
2.       Approval of a modification to the investment policies to enable the
         Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by Moody's Investor Services Inc., Standard & Poor's
         Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
3.       Approval of a modification to the investment policies of the Trust designating the Trust's investment policies as non-fundamental policies of the Trust.

              YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN
                      YOUR PROXY CARD TODAY 15606_QMS_A-B

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
CAN HELP MINIMIZE FUND EXPENSES.

IT SAVES TIME!  TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

2. CALL TOLL-FREE 1-866-241-6192 OR GO TO WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

3. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY        MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES        PROXY
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:30 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192
====================================================

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

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Signature

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Signature (if held jointly)

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Date                                       15606_QMS_B

                            (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.       Approval of a modification to the investment policies to enable the           FOR         AGAINST      ABSTAIN
         Trust to invest as least 80% of its total assets in Municipal
         Obligations, including Municipal Bonds which are rated in the four            [ ]           [ ]          [ ]
         highest investment grades by Moody's Investors Services, Inc., Standard
         & Poor's Ratings Group, or another nationally recognized statistical
         rating organization or, if not rated, are determined by the Investment        [ ]           [ ]          [ ]
         Adviser to be of comparable quality.

2.       Approval of a modification to the investment policies to enable the           [ ]           [ ]          [ ]
         Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by Moody's Investor Services, Inc., Standard & Poor's
         Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.

3.       Approval of a modification to the investment policies of the Trust designating the Trust's investment policies as non-fundamental policies of the Trust.

                                                                   15606_QMS_A-B

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY